Exhibit 99.1

Accrued Interest Date:                                 Collection Period Ending:
25-Jun-03                                                             30-Jun-03

Distribution Date:            BMW VEHICLE OWNER TRUST 2002-A           Period #
                              ------------------------------
25-Jul-03                                                                   14

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

Balances
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                                                                                         Initial                   Period End
      Receivables                                                                 $1,401,763,032                 $768,615,311
      Reserve Account                                                                $14,017,630                  $15,372,306
      Yield Supplement Overcollateralization                                          $6,397,885                   $3,640,115
      Class A-1 Notes                                                               $311,000,000                           $0
      Class A-2 Notes                                                               $358,426,000                  $39,036,049
      Class A-3 Notes                                                               $446,779,000                 $446,779,000
      Class A-4 Notes                                                               $251,253,000                 $251,253,000
      Class B Notes                                                                  $27,907,000                  $27,907,000

Current Collection Period
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      Beginning Receivables Outstanding                                             $809,488,139
      Calculation of Total Distribution Amount
           Regular Principal Distributable Amount
                Receipts of Scheduled Principal                                      $20,619,799
                Receipts of Pre-Paid Principal                                       $19,566,477
                Liquidation Proceeds                                                    $315,434
                Principal Balance Allocable to Gross Charge-offs                        $371,118
           Total Receipts of Principal                                               $40,872,828

           Interest Distribution Amount
                Receipts of Interest                                                  $4,169,023
                Servicer Advances                                                             $0
                Reimbursement of Previous Servicer Advances                            ($119,048)
                Accrued Interest on Purchased Receivables                                     $0
                Recoveries                                                               $49,297
                Net Investment Earnings                                                  $14,322
           Total Receipts of Interest                                                 $4,113,594

           Release from Reserve Account                                                       $0

      Total Distribution Amount                                                      $44,615,304

      Ending Receivables Outstanding                                                $768,615,311

Servicer Advance Amounts
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      Beginning Period Unreimbursed Previous Servicer Advance                         $3,044,819
      Current Period Servicer Advance                                                         $0
      Current Reimbursement of Previous Servicer Advance                               ($119,048)
      Ending Period Unreimbursed Previous Servicer Advances                           $2,925,771

Collection Account
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      Deposits to Collection Account                                                 $44,615,304
      Withdrawals from Collection Account
           Servicing Fees                                                               $674,573
           Class A Noteholder Interest Distribution                                   $2,536,667
           First Priority Principal Distribution                                              $0
           Class B Noteholder Interest Distribution                                     $112,791
           Regular Principal Distribution                                            $40,699,635
           Reserve Account Deposit                                                            $0
           Unpaid Trustee Fees                                                                $0
           Excess Funds Released to Depositor                                           $591,638
      Total Distributions from Collection Account                                    $44,615,304


Accrued Interest Date:                                 Collection Period Ending:
25-Jun-03                                                             30-Jun-03

Distribution Date:            BMW VEHICLE OWNER TRUST 2002-A           Period #
                              ------------------------------
25-Jul-03                                                                   14

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Excess Funds Released to the Depositor
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           Release from Reserve Account                                   $817,457
           Release from Collection Account                                $591,638
      Total Excess Funds Released to the Depositor                      $1,409,094

Note Distribution Account
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      Amount Deposited from the Collection Account                     $43,349,093
      Amount Deposited from the Reserve Account                                 $0
      Amount Paid to Noteholders                                       $43,349,093

Distributions
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      Monthly Principal Distributable Amount                       Current Payment       Ending Balance   Per $1,000       Factor
      Class A-1 Notes                                                           $0                   $0        $0.00        0.00%
      Class A-2 Notes                                                  $40,699,635          $39,036,049      $113.55       10.89%
      Class A-3 Notes                                                           $0         $446,779,000        $0.00      100.00%
      Class A-4 Notes                                                           $0         $251,253,000        $0.00      100.00%
      Class B Notes                                                             $0          $27,907,000        $0.00      100.00%

      Interest Distributable Amount                                Current Payment           Per $1,000
      Class A-1 Notes                                                           $0                $0.00
      Class A-2 Notes                                                     $188,043                $0.52
      Class A-3 Notes                                                   $1,414,800                $3.17
      Class A-4 Notes                                                     $933,824                $3.72
      Class B Notes                                                       $112,791                $4.04



Carryover Shortfalls
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                                                                     Prior Period Carryover   Current Payment     Per $1,000
      Class A-1 Interest Carryover Shortfall                                    $0                $0                  $0
      Class A-2 Interest Carryover Shortfall                                    $0                $0                  $0
      Class A-3 Interest Carryover Shortfall                                    $0                $0                  $0
      Class A-4 Interest Carryover Shortfall                                    $0                $0                  $0
      Class B Interest Carryover Shortfall                                      $0                $0                  $0


Receivables Data
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                                                                  Beginning Period       Ending Period
      Number of Contracts                                                   42,831              41,616
      Weighted Average Remaining Term                                        39.90               38.98
      Weighted Average Annual Percentage Rate                                6.41%               6.40%

      Delinquencies Aging Profile End of Period                      Dollar Amount          Percentage
           Current                                                    $706,112,697              91.87%
           1-29 days                                                   $50,168,616               6.53%
           30-59 days                                                   $9,762,962               1.27%
           60-89 days                                                   $1,684,520               0.22%
           90-119 days                                                    $388,726               0.05%
           120-149 days                                                   $497,789               0.06%
           Total                                                      $768,615,311             100.00%
           Delinquent Receivables +30 days past due                    $12,333,998               1.60%

Accrued Interest Date:                                 Collection Period Ending:
25-Jun-03                                                             30-Jun-03

Distribution Date:            BMW VEHICLE OWNER TRUST 2002-A           Period #
                              ------------------------------
25-Jul-03                                                                   14

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      Write-offs
           Gross Principal Write-Offs for Current Period                  $371,118
           Recoveries for Current Period                                   $49,297
           Net Write-Offs for Current Period                              $321,821

           Cumulative Realized Losses                                   $3,614,921


      Repossessions                                                  Dollar Amount      Units
           Beginning Period Repossessed Receivables Balance             $1,413,858         65
           Ending Period Repossessed Receivables Balance                $1,252,326         57
           Principal Balance of 90+ Day Repossessed Vehicles              $112,137          7



Yield Supplement Overcollateralization
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      Beginning Period Required Amount                                  $3,813,308
      Beginning Period Amount                                           $3,813,308
      Ending Period Required Amount                                     $3,640,115
      Current Period Release                                              $173,193
      Ending Period Amount                                              $3,640,115
      Next Distribution Date Required Amount                            $3,470,731

Reserve Account
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      Beginning Period Required Amount                                 $16,189,763
      Beginning Period Amount                                          $16,189,763
      Net Investment Earnings                                              $14,322
      Current Period Deposit                                                    $0
      Current Period Release to Collection Account                              $0
      Current Period Release to Depositor                                 $817,457
      Ending Period Required Amount                                    $15,372,306
      Ending Period Amount                                             $15,372,306

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